                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                March 17, 2000
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               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
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            (Exact name of registrant as specified in its charter)



         Maryland                     0-23089                    95-4648345
----------------------------       -------------          ----------------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
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          (Address of principal executive offices)         (Zip Code)



                                (310) 231-1280
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                        (Registrant's telephone number)
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Item 5.  Other Events.

     On March 17, 2000, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") was served with a putative class action lawsuit alleging violations of federal securities law in connection with the Registrant's initial public offering of 34,500,000 shares of common stock on or about October 22, 1997. The Registrant believes that the material allegations of the complaint are without merit. A copy of the complaint is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Exhibit

     Exhibit 99.1  Class action complaint filed on March 17, 2000
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.


             By:             /s/  MICHAEL MELTZER
                 ----------------------------------------------
                       Michael Meltzer, Chief Financial
                             Officer and Treasurer


Dated:  March 24, 2000
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                                 EXHIBIT INDEX


Exhibit
  No.                             Description
  ---                          ----------------
99.1            Class action complaint filed on March 17, 2000